Execution Copy

AMENDMENT NO. 6

AMENDMENT NO. 6 dated as of October 15 , 2008 among The Shaw Group Inc. (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto as “Guarantors”, the Extending Lenders listed on the signature pages hereto and BNP Paribas, as administrative agent (in such capacity, the “Agent”).

The Borrower, the “Guarantors” party thereto, the “Lenders” party thereto and the Agent are parties to a Credit Agreement dated as of April 25, 2005 (as amended by Amendment No. 1 dated as of October 3, 2005, Amendment No. 2 dated as of February 27, 2006, Amendment No. 3 dated as of June 20, 2006, Amendment No. 4 dated as of October 13, 2006 and Amendment No. 5 dated as of January 14, 2008, and as the same may be further modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower.

The parties hereto wish to amend the Credit Agreement as hereinafter set forth and accordingly hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 6, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Definitions. Article I of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Article I) as provided below and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Article I):

“Amendment No. 6” means Amendment No. 6, dated as of October 15, 2008, to this Agreement.

“Consolidated Fixed Charges Ratio” shall be amended by replacing the reference therein to “the Facility Termination Date” with a reference to “any Facility Termination Date”.

“Extended Termination Date” means the sixth anniversary of the Effective Date.

“Extending Lenders” means (a) the Lenders agreeing to the amendment of this Agreement contemplated by Amendment No. 6 as evidenced by their signatures thereto and (b) each other Lender agreeing to be an “Extending Lender” hereunder as evidenced by their signing of an instrument in form and substance acceptable to the Borrower and the Agent in connection therewith.

“Facility Termination Date” shall be amended to read as follows: “means (a) in the case of each Non-Extending Lender, the Initial Termination Date and (b) in the case of each Extending Lender, the Extended Termination Date; or, in each of the cases referred to in the preceding clauses (a) and (b), any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.”

“Initial Termination Date” means the fifth anniversary of the Effective Date.

“Lenders” shall be amended to read as follows: “means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns and the lending institutions executing a Lender Addendum and their respective successors and assigns; provided that from and after the Initial Termination Date, upon the Non-Extending Lenders being paid all amounts owing to them under this Agreement, the Non-Extending Lenders shall no longer be Lenders.”

“Non-Extending Lenders” means the Lenders that are not Extending Lenders.

“Supplemental Credit Facility” shall be amended by replacing the reference therein to “Facility Termination Date” with a reference to “Extended Termination Date”.

2.03. Commitments. Section 2.1.1 of the Credit Agreement shall be amended to read as follows:

“Loan Commitment. From and including the Effective Date and prior to the Facility Termination Date applicable to it, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to (i) make Loans to the Borrower and (ii) participate in Facility LCs issued upon the request of the Borrower, provided that, after giving effect to the making of each such Loan and the issuance of each such Facility LC (in each case determined after giving effect to any reductions or increases in Commitments scheduled to occur on the date on which each such Loan is to be made or such Facility LC is to be issued), (A) such Lender’s Outstanding Credit Exposure shall not exceed its Commitment; (B) the sum of the aggregate outstanding principal amount of the Revolving Credit Loans plus the Financial LC Obligations shall not exceed the Aggregate Revolving Credit and Financial LC Commitment at any time, (C) the total Revolving Credit Loans outstanding shall not exceed the Aggregate Revolving Credit Commitment; (D) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment at any time during any Unrestricted Period; and (E) the Aggregate Outstanding Credit Exposure shall not exceed the lesser of (1) the Aggregate Commitment and (2) the Borrowing Base at any time during any Restricted Period (subject to Section 2.2(c)). Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Business Day prior to the Extended Termination Date. All Commitments of the Non-Extending Lenders shall expire on the Initial Termination Date and all Commitments of the Extending Lenders shall expire on the Extended Termination Date. An Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.19.”

2.04. Swing Line Commitment; Voting Rights. Sections 2.1.2(a) and 12.2.2 of the Credit Agreement shall each be amended by inserting “applicable to it” immediately after “Facility Termination Date”.

2.05. Required Payments, Termination. Sections 2.2(a) and 2.2(b) of the Credit Agreement shall be amended to read as follows:

“(a) All Loans, all outstanding Reimbursement Obligations and all other unpaid Obligations owing to the Non-Extending Lenders shall be paid in full by the Borrower on the Initial Termination Date and all Loans, all outstanding Reimbursement Obligations and all other unpaid Obligations owing to the Extending Lenders shall be paid in full by the Borrower on the Extended Termination Date, in each case except to the extent that such Obligations are expressly required hereby to be paid on an earlier date.

(b) Subject to Section 2.2(a), each Swing Line Loan shall be paid in full on the fifth Business Day from the date such Swing Line Loan was made by the Swing Line Lender.”

2.06. Commitment Fee, Reductions in Aggregate Commitment. Section 2.5(a) of the Credit Agreement shall be amended to read as follows:

“(a) The Borrower agrees to pay to the Agent for the account of each Lender according to its Pro Rata Share a commitment fee at a per annum rate equal to the Applicable Fee Rate on the average daily excess of the Aggregate Commitment over the Aggregate Outstanding Credit Exposure (other than Swing Line Loans) from the date hereof to and including the Facility Termination Date applicable to such Lender, payable quarterly in arrears on each Payment Date hereafter and on each of the Initial Termination Date and the Extended Termination Date.

and Section 2.5(b) shall be amended by adding the following sentence at the end thereof:

“The Aggregate Commitment and the Aggregate Facility LC Commitment shall each be automatically reduced on the Initial Termination Date by the aggregate amount of the Commitments of all of the Non-Extending Lenders.”

2.07. Change in Interest Rate, etc. The last sentence of Section 2.10 of the Credit Agreement shall be amended to read as follows:

“No Interest Period may begin before and end after the Initial Termination Date or begin before and end after the Extended Termination Date.”

2.08. Facility LCs. Section 2.19 of the Credit Agreement shall be amended as follows:

(a) Section 2.19.1 of the Credit Agreement shall be amended to read as follows:

“Issuance. The parties hereto acknowledge that on and after the Effective Date the Existing Facility LCs shall be Facility LCs issued by an Issuer pursuant to this Agreement. Facility LCs issued hereunder may be issued in any Agreed Currency. Each Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue Financial Letters of Credit and Performance Letters of Credit (each, a “Facility LC”) and to renew, extend, increase, decrease or otherwise modify each Facility LC (“Modify” and each such action, a “Modification”), from time to time from and including the Effective Date and prior to the fifteenth Business Day prior to the Extended Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate outstanding principal amount of the Loans plus the aggregate Dollar Amount of the outstanding Financial LC Obligations shall not exceed the Aggregate Revolving Credit and Financial LC Commitment, (ii) (1) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment during any Unrestricted Period and (2) the Aggregate Outstanding Credit Exposure shall not exceed the lesser of (A) the Aggregate Commitment and (B) the Borrowing Base at any time during any Restricted Period (subject to Section 2.2(c)) and (iii) at no time prior to the Initial Termination Date may the sum of the aggregate undrawn stated amount of all outstanding Facility LCs that expire after the fifth Business Day prior to the Initial Termination Date plus the aggregate amount of the Extending Lenders’ Pro Rata Shares of all Loans (including Swing Line Loans) exceed the aggregate amount of the Commitments of all of the Extending Lenders, in the case of each of the preceding clauses (i), (ii) and (iii), all relevant amounts determined after giving effect to any reductions or increases in Commitments and Outstanding Credit Exposures scheduled to occur on the date on which each such Facility LC is issued or Modified. No Facility LC issued on or after the Effective Date shall have an expiry date later than the fifth Business Day prior to the Extended Termination Date.”

(b) The following new Section 2.19.14 shall be added immediately after Section 2.19.13 of the Credit Agreement:

“2.19.14 Termination and Re-allocation of Facility LC Participations on Fifth Business Day prior to the Initial Termination Date. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, on the fifth Business Day prior to the Initial Termination Date, the interests and participations of the Non-Extending Lenders in the Facility LCs outstanding as at the fifth Business Day prior to the Initial Termination Date shall automatically terminate and (i) from and after the fifth Business Day prior to the Initial Termination Date, the Non-Extending Lenders shall have no liability arising from, relating to, in connection with or otherwise in respect of, such interests and participations or any Facility LCs, and (ii) such interests and participations in outstanding Facility LCs shall thereupon automatically and without further action be re-allocated to the extent necessary such that the interests and participations in such Facility LCs shall be held by the remaining Lenders ratably in proportion to their respective Pro Rata Shares (determined after giving effect to the termination of the interests and participations of the Non-Extending Lenders on the fifth Business Day prior to the Initial Termination Date, with all such terminations of interests and participations being treated as reductions in Commitments solely for the purposes of this calculation).”

2.09. Increase of the Commitments. Section 2.21(a) of the Credit Agreement shall be amended by replacing each reference therein to “Letters of Credit” with a reference to “Facility LCs”.

2.10. Liens. Section 6.15 of the Credit Agreement shall be amended by adding the following new clause (j) immediately after clause (i) thereof:

“(j) Liens over cash collateral in an aggregate amount not exceeding $200,000,000 securing payment in respect of Letters of Credit, provided that at each time any such cash collateral is posted, and immediately after giving effect thereto, the Borrower and its Subsidiaries shall have unrestricted cash or Cash Equivalent Investments of not less than $500,000,000, which cash and Cash Equivalent Investments shall be free and clear of all Liens (other than Liens in favor of the Agent, for the benefit of the Lenders, granted pursuant to any Collateral Document).”

2.11. Contingent Obligations. Section 6.19(h) of the Credit Agreement shall be amended to read as follows:

“(h) guaranties by Borrower or any of its Subsidiaries with respect to any Indebtedness or other obligations of a joint venture or other Person in which the Borrower or any of its Subsidiaries has an ownership interest if (i) in the case that such joint venture or other Person is a manufacturer of modular units for the completion of nuclear facilities in Lake Charles, Louisiana, (x) such Indebtedness and other obligations consist of (A) obligations to return state, parish and local governmental authorities incentives received by such joint venture or other Person for doing business and constructing its manufacturing facility in Lake Charles, Louisiana in an aggregate amount for all such obligations not to exceed $50,000,000 and (B) principal of and interest on bonds in an aggregate principal amount not exceeding $70,000,000 issued to finance the construction of such manufacturing facility, and customary related costs, expenses and indemnities, and (y) the Borrower and its Subsidiaries are not liable under such guaranties for more than their proportionate share of any such obligations (determined by reference to the direct and indirect ownership interests held by the Borrower in such joint venture or other Person) or (ii) in all other cases, the aggregate amount of such guaranties does not exceed $20,000,000 at any time outstanding.”

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 6 and (ii) on the date hereof, no Default or Unmatured Default has occurred or is continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof and the releases set forth in Section 5 hereof shall become effective, as of the date hereof, upon:

(i) the execution and delivery of counterparts of this Amendment No. 6 by the Borrower, the Guarantors (other than Shaw CENTCOM Services, L.L.C.), the Agent and the Required Lenders (and the Borrower and each Guarantor, by its execution and delivery of this Amendment No. 6, each hereby confirms and ratifies all of its respective obligations under the Guaranty, the Security Agreement and the Subordination Agreement with respect to the amendments effected hereby);

(ii) the Borrower furnishing the following to the Agent each in form and substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person:

(a) a copy, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws,

(b) a copy, certified by the Secretary or Assistant Secretary of the Borrower, along with a certificate of good standing and existence from the Secretary of State of the State of Louisiana, of resolutions of its board of directors authorizing the execution of this Amendment No. 6,

(c) an incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers or managers of the Borrower authorized to sign this Amendment No. 6, upon which certificates the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower, and

(d) a written opinion or opinions of counsel to the Borrower and the Guarantors, addressed to the Lenders and covering such matters as may be required by Agent, in form and substance reasonably satisfactory to the Agent;

(iii) the Borrower furnishing to the Agent each in form and substance satisfactory to the Agent, and with sufficient copies for the Lenders, a bring-down certificate executed by the Secretary or Assistant Secretary of each Guarantor (other than Shaw CENTCOM Services, L.L.C.), certifying that: (a) the organizational and operative documents of such Guarantor certified and delivered in connection with the closing of the Credit Agreement on April 25, 2005, the closing of Amendment No. 2 on February 27, 2006, the closing of Amendment No. 4 on October 13, 2006 or the closing of Amendment No. 5 on January 14, 2008, as the case may be, have not been amended, rescinded or otherwise changed and remain in full force and effect, (b) the incumbency certificate of such Guarantor certified and delivered in connection with the closing of the Credit Agreement on April 25, 2005, the closing of Amendment No. 2 on February 27, 2006, the closing of Amendment No. 4 on October 13, 2006 or the closing of Amendment No. 5 on January 14, 2008, as the case may be, has not been amended, rescinded or otherwise changed, and each signatory thereto remains an Authorized Officer of such Guarantor and is authorized to sign this Amendment No. 6, (c) to the best knowledge of such Secretary or Assistant Secretary, the good standing certificates delivered by such Guarantor in connection with the closing of the Credit Agreement on April 25, 2005, the closing of Amendment No. 2 on February 27, 2006, the closing of Amendment No. 4 on October 13, 2006 or the closing of Amendment No. 5 on January 14, 2008, as the case may be, remain true, correct and complete and that such Secretary or Assistant Secretary has no knowledge to the contrary thereof and (d) that the copies of the resolutions of the respective boards of directors, members or managers or any other governing body authorizing the execution of this Amendment No. 6, as attached to such certificate, are true, correct and complete and remain in full force and effect; and

(iv) the Agent receiving evidence of the payment by the Borrower of all fees payable to the Lenders that the Borrower has agreed to pay in connection with this Amendment No. 6.

Section 5. Release of Shaw CENTCOM Services, L.L.C. as a Guarantor and Release of Security Interest over its Assets. Subject to the satisfaction of the conditions precedent specified in Section 4 above, but effective as of the date hereof, Shaw CENTCOM Services, L.L.C. shall be released and discharged from its obligations as a Guarantor under the Loan Documents and the security interest granted to the Agent under the Security Agreement in and to all of the right, title and interest in the assets of Shaw CENTCOM Services, L.L.C. shall be released. For the avoidance of doubt, Section 6.23 of the Credit Agreement shall continue to apply to Shaw CENTCOM Services, L.L.C. to the extent that Shaw CENTCOM Services, L.L.C. becomes a Material Subsidiary on or after the date hereof.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart. This Amendment No. 6 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered as of the day and year first above written.

THE SHAW GROUP INC.

By:
Name:
Title:

GUARANTORS:

LANDBANK PROPERTIES, L.L.C.

By its sole member

The LandBank Group, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Assistant Secretary

ARLINGTON AVENUE E VENTURE, LLC
BENICIA NORTH GATEWAY II, L.L.C.
CAMDEN ROAD VENTURE, LLC
CHIMENTO WETLANDS, L.L.C.
GREAT SOUTHWEST PARKWAY VENTURE, LLC
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND SERVICES, L.L.C.
NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
WHIPPANY VENTURE I, L.L.C.
By their sole member

LandBank Properties, L.L.C.
by its sole member

The LandBank Group, Inc.

By:
Name: Clifton S. Rankin
Title: Vice President and Assistant Secretary

AMERICAN PLASTIC PIPE AND SUPPLY, L.L.C.
LFG SPECIALTIES, L.L.C.
SO-GLEN GAS CO., LLC
By their sole member

EMCON/OWT, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW FT. LEONARD WOOD HOUSING, L.L.C.
SHAW BEALE HOUSING, L.L.C.
SHAW HANSCOM HOUSING, L.L.C.
SHAW LITTLE ROCK HOUSING, L.L.C.
SHAW NORTHEAST HOUSING, L.L.C.
SHAW NORTHWEST HOUSING, L.L.C.
By their sole member

Shaw Infrastructure, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

AMERICAN EAGLE COMMUNITIES MIDWEST, LLC
SHAW FT. LEONARD WOOD HOUSING II, L.L.C.
By their sole member

Shaw Ft. Leonard Wood Housing, L.L.C.
By its sole member

Shaw Infrastructure, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

FT. LEONARD WOOD MANAGEMENT COMPANY, L.L.C.
By its sole member

Shaw Ft. Leonard Wood Housing II, L.L.C.
By its sole member

Shaw Ft. Leonard Wood Housing, L.L.C.
By its sole member

Shaw Infrastructure, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW GBB, LLC
SHAW LIQUID SOLUTIONS, LLC
By their sole member

Shaw Environmental & Infrastructure, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW GBB INTERNATIONAL, LLC
By its sole member

Shaw GBB, L.L.C.
By its sole member

Shaw Environmental & Infrastructure, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SELS ADMINISTRATIVE SERVICES, L.L.C.
By its sole member

Shaw Environmental Liability Solutions, L.L.C.
By its sole member

Shaw E & I Investment Holdings, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.
By its sole member

Shaw E & I Investment Holdings, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

HYDRO POWER SOLUTIONS LLC
By its sole member

Shaw California, L.L.C.
By its sole member

Shaw Environmental, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW CALIFORNIA, L.L.C.
By its sole member

Shaw Environmental, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

BADGER TECHNOLOGY HOLDINGS, L.L.C.
By its sole member

Badger Technologies, L.L.C.
By its sole member

Stone & Webster Process Technology, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

BADGER TECHNOLOGIES, L.L.C.
By its sole member

Stone & Webster Process Technology, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

NUCLEAR TECHNOLOGY SOLUTIONS, L.L.C.
By its sole member

SC Woods, L.L.C.
By its sole member

Stone & Webster, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SC WOODS, L.L.C.
INTERNATIONAL CONSULTANTS, L.L.C.
STONE & WEBSTER SERVICES, L.L.C.
By their sole member

Stone & Webster, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.
By its sole member

Stone & Webster Construction, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW RIO GRANDE HOLDINGS, L.L.C.
By its sole member

Shaw Rio Grande Valley Fabrication & Manufacturing, L.L.C.
By its sole member

Shaw Power Services, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW RIO GRANDE VALLEY FABRICATION & MANUFACTURING, L.L.C.
By its sole member

Shaw Power Services, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

EDS EQUIPMENT COMPANY, LLC
By its sole member

Shaw Transmission & Distribution Services, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

GREATER BATON ROUGE ETHANOL, L.L.C.
By its sole member

Shaw Biofuels, L.L.C.
By its sole member

Shaw Capital, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW BIOFUELS, L.L.C.
By its sole member

Shaw Capital, Inc.

By:

Name: Title:	Clifton S. Rankin Vice President and Secretary

SHAW MEXICO, L.L.C.
By its sole member

Shaw Americas, L.L.C.

By its sole member

The Shaw Group Inc.

By:
Name: Clifton S. Rankin
Title: General Counsel and Corporate Secretary

SHAW AMERICAS, L.L.C.
SHAW JV HOLDINGS, L.L.C.
SHAW POWER SERVICES GROUP, L.L.C.
SHAW REMEDIATION SERVICES, L.L.C.
SHAW SERVICES, L.L.C.
By their sole member

The Shaw Group Inc.

By:

Name: Title:	Clifton S. Rankin General Counsel and Corporate Secretary

GFM REAL ESTATE LLC

By:	__________________________________
Name:	Clifton S. Rankin
Title:	Manager

INTEGRATED SITE SOLUTIONS, L.L.C.
SHAW GLOBAL, L.L.C.

By:	__________________________________
Name:	Clifton S. Rankin
Title:	Vice President and Secretary

B.F. SHAW, INC.
C.B.P. ENGINEERING CORP.
EMCON/OWT, INC.
ENVIROGEN, INC.
FIELD SERVICES, INC.
GHG SOLUTIONS, INC.
MWR, INC.
PIKE PROPERTIES I, INC.
PIKE PROPERTIES II, INC.
PROSPECT INDUSTRIES (HOLDINGS), INC.
SHAW ALASKA, INC.
SHAW ALLOY PIPING PRODUCTS, INC.
SHAW APP TUBELINE, INC.
SHAW BENECO, INC.
SHAW CAPITAL (NEVADA), INC.
SHAW CAPITAL, INC.
SHAW CMS, INC.
SHAW COASTAL, INC.
SHAW CONNEX, INC.
SHAW CONSULTANTS, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.
SHAW ENERGY & CHEMICALS, INC.
SHAW ENERGY & CHEMICALS INTERNATIONAL, INC.
SHAW ENVIRONMENTAL & INFRASTRUCTURE, INC.
SHAW ENVIRONMENTAL & INFRASTRUCTURE INTERNATIONAL, INC.
SHAW ENVIRONMENTAL & INFRASTRUCTURE MASSACHUSETTS, INC.
SHAW ENVIRONMENTAL, INC.
SHAW ENVIRONMENTAL INTERNATIONAL, INC.
SHAW EUROPE, INC.
SHAW FABRICATION & MANUFACTURING, INC.
SHAW FABRICATION & MANUFACTURING INTERNATIONAL, INC.
SHAW FABRICATORS, INC.
SHAW FACILITIES, INC.
SHAW FIELD SERVICES, INC.
SHAW GBB MAINTENANCE, INC.
SHAW GLOBAL ENERGY SERVICES, INC.
SHAW GLOBAL OFFSHORE SERVICES, INC.
SHAW GRP OF CALIFORNIA
SHAW HOME LOUISIANA, INC.
SHAW INDUSTRIAL SUPPLY CO., INC.
SHAW INFRASTRUCTURE, INC.
SHAW INTELLECTUAL PROPERTY HOLDINGS, INC.
SHAW INTERNATIONAL, INC.
SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC.
SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC.
SHAW MANAGED SERVICES, INC.
SHAW MANAGEMENT SERVICES ONE, INC.
SHAW MID STATES PIPE FABRICATING, INC.
SHAW MORGAN CITY TERMINAL, INC.
SHAW NAPTECH, INC.
SHAW NORTH CAROLINA, INC.
SHAW NUCLEAR SERVICES, INC.
SHAW POWER, INC.
SHAW POWER DELIVERY SYSTEMS, INC.
SHAW POWER INTERNATIONAL, INC.
SHAW POWER SERVICES, INC.
SHAW PROCESS AND INDUSTRIAL GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW PROJECT SERVICES GROUP, INC.
SHAW PROPERTY HOLDINGS, INC.
SHAW SSS FABRICATORS, INC.
SHAW STONE & WEBSTER PUERTO RICO, INC.
SHAW SUNLAND FABRICATORS, INC.
SHAW T&D COMPANY, INC.
SHAW TRANSMISSION & DISTRIBUTION SERVICES, INC.
SHAW TRANSMISSION & DISTRIBUTION SERVICES INTERNATIONAL, INC.
SHAW TULSA FABRICATORS, INC.
STONE & WEBSTER, INC.
STONE & WEBSTER ASIA, INC.
STONE & WEBSTER CONSTRUCTION, INC.
STONE & WEBSTER HOLDING ONE, INC
STONE & WEBSTER HOLDING TWO, INC.
STONE & WEBSTER INTERNATIONAL, INC.
STONE & WEBSTER INTERNATIONAL HOLDINGS, INC.
STONE & WEBSTER MASSACHUSETTS, INC.
STONE & WEBSTER MICHIGAN, INC.
STONE & WEBSTER PROCESS TECHNOLOGY, INC.

By:	__________________________________
Name:	Clifton S. Rankin
Title:	Vice President and Secretary

THE LANDBANK GROUP, INC.

By:	__________________________________
Name:	Clifton S. Rankin
Title:	Vice President and Assistant Secretary

SHAW MAINTENANCE, INC.

By:	__________________________________
Name:	Clifton S. Rankin
Title:	Secretary

SHAW ENERGY SERVICES, INC.

By:	__________________________________
Name:	Clarence Ray
Title:	Vice President and Secretary

SHAW CONSTRUCTORS, INC.

By:
Name:	David C. Voss
Title:	Vice President and Assistant Secretary

By:
AGENT:
BNPPARIBAS, as Agent
	By:	—
Name:
Title:
	By:	—

Name:

Title:

EXTENDING LENDERS:

BNP PARIBAS

By:	—
Name:
Title:
By:	—
Name:
Title:
[LENDER]
By:	—

Name:

Title: